Customer Deposits	12 Months Ended
Dec. 31, 2018
Deposits From Customers [Abstract]
Customer Deposits
23.	CUSTOMER DEPOSITS

The Corporation holds customer deposits, along with winnings and any bonuses in trust accounts from which money may not be removed if it would result in a shortfall of such deposits. These deposits are included in current assets in the consolidated statements of financial position under Cash - customer deposits and Current investments – customer deposits and includes cash and short term, highly liquid investments. Customer deposits are segregated as follows:

	As at December 31,
In thousands of U.S. Dollars	2018	2017
Cash - customer deposits	328,223	227,098
Current investments - customer deposits (note 13)	103,153	122,668
Total	431,376	349,766
Customer deposits liability	423,739	349,766

Customer deposit liabilities relate to customer deposits which are held in multiple bank and investment accounts that are segregated from those holding operational funds.